SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 15, 1997


PRUDENTIAL SECURITIES SECURED FINANCING CORORATION, (as depositor under the Pooling and Servicing Agreement, dated June 18, 1997, which forms Irwin Home Equity Corporation Trust 1997-1, which will issue the Irwin Home Equity Corporation Trust 1997-1, Mortgage Pass-Through Certificates, Series 1997-1).

              Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                     333-27355                  13-3526694
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One New York Plaza
New York, New York                                             10292
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 778-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 32
                                                 consecutively numbered pages.

Item 5.    Other Events.

     On November 15, 1997, December 15, 1997, and January 15, 1998 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3. No other reportable transactions or matters have occurred during the current reporting period.
Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on November 15, 1997, December 15, 1997, and January 15, 1998 filed as
                 Exhibits 99.1, 99.2, and 99.3 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHASE MANHATTAN BANK
                                     not in its individual capacity but solely as Trustee for Irwin Home Equity Corporation Trust 1997-1



Date: January 30, 1998                By:  /s/ Regina Bergeland
                                        Chase Manhattan Bank
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                             Description of Exhibits         Page

        99.1             Monthly Certificateholder Statement on             6
                         November 15, 1997.

        99.2             Monthly Certificateholder Statement on            15
                         December 15, 1997.

        99.3             Monthly Certificateholder Statement on            24
                         January 15, 1998.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on November 15, 1997

===================================================================================================================================
Irwin Home Equity Corporation
Mortgage Pass-Through Certificate Series 1997-1
P & S Agreement Date:              June 1, 1997
Original Settlement Date:          June 18, 1997
                                                                  Group I (HELOCs) Group II (HELs)             Total
                                     Initial Balance Loans Delivered   $35,644,500.89 $29,264,967.26     $64,909,468.15
                                      Balance of Pre-Funded Loans      $19,352,768.10 $15,733,869.82     $35,086,637.92
                                             Total                     $54,997,268.99 $44,998,837.08     $99,996,106.07
====================================================================================================================================

Servicer Certificate (Page 1 of 5)


Distribution Date:                                                                                                      11/15/97

Servicer's Remittance Amount
                                                                              Group I          Group II             Total
Interest Collections                                                           587,829.87          502,827.15       1,090,657.02
---------------------------------------------------------------------------------------------------------------------------------
Principal Collections                                                        1,373,206.46        1,079,220.55       2,452,427.01
---------------------------------------------------------------------------------------------------------------------------------
Reimbursement of Prior Month's Periodic Advances                              (244,658.11)         (10,113.68)       (254,771.79)
---------------------------------------------------------------------------------------------------------------------------------
Periodic Advances                                                              178,884.43           10,621.34         189,505.77
---------------------------------------------------------------------------------------------------------------------------------
Compensating Interest                                                               $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Insurance Proceeds                                                                  $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Loan Repurchase Price                                                               $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Substitution Adjustment                                                             $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Released Mortgage Property Proceeds                                                 $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Net Liquidation Proceeds                                                            $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Account Investment Earnings                                             $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Principal in excess of Subsequent Receivables                           $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
                  less:
                        Servicing Fee                                          $43,045.60          $35,939.85         $78,985.45
                        ---------------------------------------------------------------------------------------------------------

Servicer Remittance Amount:                                                  1,852,217.05         1,546,615.51     $3,398,832.56
---------------------------------------------------------------------------------------------------------------------------------

Net Foreclosure Profits                                                             $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------

Capitalized Interest Deposit Amount                                                 $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------



Distributions

Certificate Insurance Policy Premium Amount                                     $8,331.41           $6,956.10         $15,287.51
---------------------------------------------------------------------------------------------------------------------------------
                        Premium Percentage                           0.20%
                        ---------------------------------------------------

Trustee's Fee                                                                     $215.23             $179.70            $394.93
---------------------------------------------------------------------------------------------------------------------------------
                        Trustee Fee Percentage                      0.005%
                        ---------------------------------------------------

Class A-1 Interest Distribution Amount                                        $253,861.45                            $253,861.45
---------------------------------------------------------------------------------------------------------------------------------
                        Class A-1 Certificate Rate                 5.8975%
                        ---------------------------------------------------
LIBOR                                                              5.6875%
---------------------------------------------------------------------------
Class A-2 Interest Distribution Amount                                                            $162,122.31        $162,122.31
---------------------------------------------------------------------------------------------------------------------------------
                        Class A-2 Certificate Rate                 6.7700%
                        ---------------------------------------------------
Class A-3 Interest Distribution Amount                                                             $78,595.83         $78,595.83
---------------------------------------------------------------------------------------------------------------------------------
                        Class A-3 Certificate Rate                 7.2550%
                        ---------------------------------------------------
Total Interest Distribution                                                   $253,861.45         $240,718.14        $494,579.59
---------------------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Distribution Amount                                     $1,373,206.46                          $1,373,206.46
---------------------------------------------------------------------------------------------------------------------------------
Class A-2 Principal Distribution Amount                                                          1,079,220.55      $1,079,220.55

---------------------------------------------------------------------------------------------------------------------------------
Class A-3 Principal Distribution Amount                                                                 $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                                                $1,373,206.46       $1,079,220.55      $2,452,427.01
---------------------------------------------------------------------------------------------------------------------------------

Certificate Insurer Reimbursement Amount                                            $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Reserve Account Deposit Amount                                                      $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Class R Certificate Distribution Amount                                        216,602.50         $219,541.02        $436,143.52

---------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                          1,852,217.05         1,546,615.51      3,398,832.56

---------------------------------------------------------------------------------------------------------------------------------

Servicing Fees Distributed                                                     $43,045.60          $35,939.85         $78,985.45
---------------------------------------------------------------------------------------------------------------------------------
Additional Certificate Allocation                                              151,351.98                            $151,351.98

---------------------------------------------------------------------------------------------------------------------------------
Liquidation Loan Loss Amount                                                        $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 2 of  5)

Distribution Date:                                                                                                      11/15/97

Delinquency & REO Status

                                       Group I                            Group II                     Total
Delinquent 30-59 days*
          No. of                       0.37%                  5           0.39%              5          0.38%                 10
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.23%        $116,700.02           0.42%    $169,288.42          0.31%        $285,988.44
Balances
---------------------------------------------------------------------------------------------------------------------------------

Delinquent 60-89 days*
          No. of                       0.15%                  2           0.08%              1          0.11%                  3
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.13%         $62,906.39           0.05%     $19,889.65          0.09%         $82,796.04
Balances
---------------------------------------------------------------------------------------------------------------------------------

Delinquent 90+ days*
          No. of                       0.15%                  2           0.08%              1          0.11%                  3
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.10%         $48,365.53           0.11%     $45,000.00          0.10%         $93,365.53
Balances
---------------------------------------------------------------------------------------------------------------------------------

*Delinquency Amount is all Active Accounts including REO, Foreclosed, and Bankrupt Accounts

REO
          No. of                       0.00%                  0           0.00%              0          0.00%                  0
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%              $0.00           0.00%          $0.00          0.00%              $0.00
Balances
---------------------------------------------------------------------------------------------------------------------------------
         Delinquent 30-59 Days:
             No. of               0.00%                  0           0.00%              0               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 60-89 Days:
             No. of               0.00%                  0           0.00%              0               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 90+ Days:
             No. of               0.00%                  0           0.00%          $0.00               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------



Foreclosed
          No. of                   0.07%                  1           0.23%              3               0.15%                  4
Accounts
----------------------------------------------------------------------------------------------------------------------------------
          Trust                    0.09%         $45,000.00           0.27%    $111,385.00               0.17%        $156,385.00
Balances
----------------------------------------------------------------------------------------------------------------------------------
         Delinquent 30-59 Days:
             No. of               0.00%                  0          33.33%              1              25.00%                  1
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00          41.74%     $46,495.35              29.73%         $46,495.35
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 60-89 Days:
             No. of               0.00%                  0          33.33%              1              25.00%                  1
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00          17.86%     $19,889.65              12.72%         $19,889.65
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 90+Days:
             No. of               0.00%                  0          33.33%              1              25.00%                  1
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00          40.40%     $45,000.00              28.78%         $45,000.00
             Balances
             --------------------------------------------------------------------------------------------------------------------

Bankruptcy
          No. of                   0.22%                  3           0.47%              6               0.34%                  9
Accounts
----------------------------------------------------------------------------------------------------------------------------------
          Trust                    0.27%        $134,965.53           0.40%    $161,010.41               0.33%        $295,975.94
Balances
----------------------------------------------------------------------------------------------------------------------------------
      Delinquent 30-59 Days:
          No. of               0.00%                  0           0.00%              0               0.00%                  0
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
          Balances
          --------------------------------------------------------------------------------------------------------------------
      Delinquent 60-89 Days:
          No. of               0.00%                  0           0.00%              0               0.00%                  0
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
          Balances
          --------------------------------------------------------------------------------------------------------------------
      Delinquent 90+ Days:
          No. of              33.33%                  1           0.00%              0              11.11%                  1
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust               16.94%         $22,865.53           0.00%          $0.00               7.73%         $22,865.53
          Balances
          --------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 3 of  5)

Distribution Date:                                                                                                        11/15/97

                                                        Group I                                 Group II
                                                                                                                    Total
Beginning Trust Balance                           $49,988,442.74                 $41,736,597.69                 $91,725,040.43
-------------------------------------------------------------------------------------------------------------------------------
Ending Trust Balance                              $48,615,236.28                 $40,657,377.14                 $89,272,613.42
-------------------------------------------------------------------------------------------------------------------------------

Beginning Additional Balance                       $1,342,872.70                                                 $1,342,872.70
-------------------------------------------------------------------------------------------------------------------------------
Ending Additional Balance                          $1,642,354.28                                                 $1,642,354.28
-------------------------------------------------------------------------------------------------------------------------------

Beginning Total Balance                           $51,331,315.44                 $41,736,597.69                 $93,067,913.13
-------------------------------------------------------------------------------------------------------------------------------
Ending Total Balance                              $50,257,590.56                 $40,657,377.14                 $90,914,967.70
-------------------------------------------------------------------------------------------------------------------------------

Beginning Number of Accounts                                1397                           1314                           2711
-------------------------------------------------------------------------------------------------------------------------------
Ending Number of Accounts                                   1367                           1280                           2647
-------------------------------------------------------------------------------------------------------------------------------

Weighted Average Mortgage Interest Rate:                 12.882%                        14.257%
------------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Interest Rate:             11.632%                        13.007%
------------------------------------------------------------------------------------------------
Weighted Average Term to Stated Maturity:
                                                          231.58                         125.79
------------------------------------------------------------------------------------------------
Book Value of REO Property                                 $0.00                          $0.00                          $0.00
-------------------------------------------------------------------------------------------------------------------------------

Reserve Account (as of Closing)

Beginning Reserve Account Balance                                                                                 $8,325,000.00
--------------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                                   $8,200,000.00
                        -------------------------------------------------------------------------------------------------
                        Cash                                                                                 $125,000.00
                        -------------------------------------------------------------------------------------------------
                        Investment Earnings                                                                              $562.52
                        --------------------------------------------------------------------------------------------------------

Required Reserve Account Level                                                                                     $8,325,000.00
--------------------------------------------------------------------------------------------------------------------------------
                        Group I Req'd Reserve Amount (9.0% of Group I Original Balance)                    $4,950,000.00
                        -------------------------------------------------------------------------------------------------
                        Group II Req'd Reserve Amount (7.5% of Group II Original Balance)                  $3,375,000.00
                        -------------------------------------------------------------------------------------------------

Available Funds Excess
                                                                                                                      436,143.52
---------------------------------------------------------------------------------------------------------------------------------
                        Group I Excess
                                                                                                              216,602.50
                        -------------------------------------------------------------------------------------------------
                        Group II Excess
                                                                                                              219,541.02
                        -------------------------------------------------------------------------------------------------

Application of Available Funds Excess to Reserve Account                                                                 $0.00
-------------------------------------------------------------------------------------------------------------------------------

Reserve Account Balance Prior to Release of Excess                                                               $8,325,562.52
-------------------------------------------------------------------------------------------------------------------------------

Amount Released from Reserve Account due to Excess                                                                     $562.52
-------------------------------------------------------------------------------------------------------------------------------

Ending Reserve Account Balance                                                                                   $8,325,000.00
-------------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                                   $8,200,000.00
                        -------------------------------------------------------------------------------------------------
                        Cash                                                                                 $125,000.00
                        -------------------------------------------------------------------------------------------------


Servicer Certificate (Page 4 of  5)

Distribution Date:                                                                                                       11/15/97

Insurance Policy Amounts

              Group I Insurance Policy Amounts
                           Class A-1/Group I Credit Enhancement Distribution Amount                                         $0.00
                           -------------------------------------------------------------------------------------------------------
                           Class A-1/Group I Deficiency Amount                                                              $0.00
                           -------------------------------------------------------------------------------------------------------
                           Class A-1/Group I Insured Payment                                                                $0.00
                           -------------------------------------------------------------------------------------------------------
                           Group I Available Amount                                                                 $2,063,211.44
                           -------------------------------------------------------------------------------------------------------
                           Group I Formula Distribution Amount                                                      $1,627,067.91
                           -------------------------------------------------------------------------------------------------------
                           Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                           -------------------------------------------------------------------------------------------------------

              Group II Insurance Policy Amounts
                           Group II Credit Enhancement Distribution Amount                                                  $0.00
                           -------------------------------------------------------------------------------------------------------
                           Group II Deficiency Amount                                                                       $0.00
                           -------------------------------------------------------------------------------------------------------
                           Group II Insured Payment                                                                         $0.00
                           -------------------------------------------------------------------------------------------------------
                           Group II Available Amount                                                                $1,756,082.22
                           -------------------------------------------------------------------------------------------------------
                           Group II Formula Distribution Amount                                                     $1,319,938.69
                           -------------------------------------------------------------------------------------------------------
                                         Class A-2 Formula Distribution Amount                   $1,241,342.86
                                         ----------------------------------------------------------------------
                                         Class A-3 Formula Distribution Amount                      $78,595.83
                                         ----------------------------------------------------------------------
                           Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                           -------------------------------------------------------------------------------------------------------


Investor Information
(As per $1,000.00 of Original Principal Amount)

Class A-1 Certificates
            Total Distribution                                                                                       $29.583053
            --------------------------------------------------------------------------------------------------------------------
            Amount of Principal                                                                                      $24.967390
            --------------------------------------------------------------------------------------------------------------------
            Amount of Prepayments Included in Above Amount                                                           $20.268941
            --------------------------------------------------------------------------------------------------------------------
            Amount of Interest                                                                                        $4.615663
            --------------------------------------------------------------------------------------------------------------------
            Class A-1 Pool Factor                                                                                   883.9133869
            --------------------------------------------------------------------------------------------------------------------

Beginning Class A-1 Certificate Principal Balance                                                                $49,988,442.74
--------------------------------------------------------------------------------------------------------------------------------
Ending Class A-1 Certificate Principal Balance                                                                   $48,615,236.28
--------------------------------------------------------------------------------------------------------------------------------

Class A-2 Certificates
         Total Distribution                                                                                       $38.791964
         --------------------------------------------------------------------------------------------------------------------
         Amount of Principal                                                                                      $33.725642
         --------------------------------------------------------------------------------------------------------------------
         Amount of Prepayments Included in Above Amount                                                           $27.820201
         --------------------------------------------------------------------------------------------------------------------
         Amount of Interest                                                                                        $5.066322
         --------------------------------------------------------------------------------------------------------------------
         Class A-2 Pool Factor                                                                                   864.2930356
         --------------------------------------------------------------------------------------------------------------------

Beginning Class A-2 Certificate Principal Balance                                                               $28,736,597.69
-------------------------------------------------------------------------------------------------------------------------------
Ending Class A-2 Certificate Principal Balance                                                                  $27,657,377.14
-------------------------------------------------------------------------------------------------------------------------------



Class A-3 Certificates
        Total Distribution                                                                                         $6.045833
        --------------------------------------------------------------------------------------------------------------------
        Amount of Principal                                                                                       $0.000000
        --------------------------------------------------------------------------------------------------------------------
        Amount of Prepayments Included in Above Amount                                                            $0.000000
        --------------------------------------------------------------------------------------------------------------------
        Amount of Interest                                                                                        $6.045833
        --------------------------------------------------------------------------------------------------------------------
        Class A-3 Pool Factor                                                                                  1000.0000000
        --------------------------------------------------------------------------------------------------------------------

Beginning Class A-3 Certificate Principal Balance                                                          $13,000,000.00
--------------------------------------------------------------------------------------------------------------------------
Ending Class A-3 Certificate Principal Balance                                                             $13,000,000.00
--------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 5 of  5)

Distribution Date:                                                                                                       11/15/97


Capitalized Interest Account
                                                                                         Group I      Group II       Total
CIA Balance, last day of the preceding Collection Period (Letter of Credit)                $0.00           $0.00        $0.00
------------------------------------------------------------------------------------------------------------------------------
Capitalized Interest deposit amount transferred to Certificate Account on remittance       $0.00           $0.00        $0.00
date
------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Capitalized Interest Account                                         $0.00           $0.00        $0.00
------------------------------------------------------------------------------------------------------------------------------



Pre-Funding Account
                                                                                           Group I      Group II       Total
Pre-Funding Account Balance, last day of the preceding Collection Period, including        $0.00           $0.00        $0.00
earnings
------------------------------------------------------------------------------------------------------------------------------
Earnings on Eligible investments, preceding Collection Period, transferred to              $0.00           $0.00        $0.00
Certificate Account
------------------------------------------------------------------------------------------------------------------------------
Withdrawals of Principal made on the most recent Subsequent Transfer Date                  $0.00           $0.00        $0.00
------------------------------------------------------------------------------------------------------------------------------
Pre-Funding principal in excess of Subsequent Receivables transferred to Certificate       $0.00           $0.00        $0.00
Account
------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Pre-Funding Account                                                  $0.00           $0.00        $0.00
------------------------------------------------------------------------------------------------------------------------------






                                  Exhibit 99.2

              Monthly Certificateholder Statement on December 15, 1997

-----------------------------------------------------------------------------------------------------------------------------------
Irwin Home Equity Corporation

Mortgage Pass-Through Certificate Series 1997-1
P & S Agreement Date:June 1, 1997
Original Settlement Date:June 18, 1997
                                                                 Group I (HELOCs)     Group II (HELs)              Total
                                              Initial Balance      $35,644,500.89      $29,264,967.26     $64,909,468.15
                                              Loans Delivered
                                                   Balance of      $19,352,768.10      $15,733,869.82     $35,086,637.92
                                             Pre-Funded Loans
                                                        Total      $54,997,268.99      $44,998,837.08     $99,996,106.07
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Servicer Certificate (Page 1 of 5)

Distribution Date:                                                                                                        12/15/97

Servicer's Remittance Amount
                                                                              Group I          Group II             Total
Interest Collections                                                           474,465.81          453,193.70         927,659.51
---------------------------------------------------------------------------------------------------------------------------------
Principal Collections                                                        1,252,031.61        1,299,095.64       2,551,127.25
---------------------------------------------------------------------------------------------------------------------------------
Reimbursement of Prior Month's Periodic Advances                              (178,884.43)         (10,621.34)       (189,505.77)
---------------------------------------------------------------------------------------------------------------------------------
Periodic Advances                                                              269,311.51           18,294.57         287,606.08
---------------------------------------------------------------------------------------------------------------------------------
Compensating Interest                                                               $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Insurance Proceeds                                                                  $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Loan Repurchase Price                                                               $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Substitution Adjustment                                                             $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Released Mortgage Property Proceeds                                                 $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Net Liquidation Proceeds                                                            $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Account Investment Earnings                                             $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Principal in excess of Subsequent Receivables                           $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
                  less:
                        Servicing Fee                                          $40,512.70          $33,881.15         $74,393.85
                        ---------------------------------------------------------------------------------------------------------

Servicer Remittance Amount:                                                  1,776,411.80        1,726,081.42       3,502,493.22

---------------------------------------------------------------------------------------------------------------------------------

Net Foreclosure Profits                                                             $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------

Capitalized Interest Deposit Amount                                                 $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------



Distributions

Certificate Insurance Policy Premium Amount                                     $8,102.54           $6,776.23         $14,878.77
---------------------------------------------------------------------------------------------------------------------------------
                        Premium Percentage                           0.20%
                        ---------------------------------------------------

Trustee's Fee                                                                     $202.56             $169.41            $371.97
---------------------------------------------------------------------------------------------------------------------------------
                        Trustee Fee Percentage                      0.005%
                        ---------------------------------------------------

Class A-1 Interest Distribution Amount                                        $241,455.67                            $241,455.67
---------------------------------------------------------------------------------------------------------------------------------
                        Class A-1 Certificate Rate                 5.9600%
                        ---------------------------------------------------
LIBOR                                                              5.7500%
---------------------------------------------------------------------------
Class A-2 Interest Distribution Amount                                                            $156,033.70        $156,033.70
---------------------------------------------------------------------------------------------------------------------------------
                        Class A-2 Certificate Rate                 6.7700%
                        ---------------------------------------------------
Class A-3 Interest Distribution Amount                                                             $78,595.83         $78,595.83
---------------------------------------------------------------------------------------------------------------------------------
                        Class A-3 Certificate Rate                 7.2550%
                        ---------------------------------------------------
Total Interest Distribution                                                   $241,455.67         $234,629.54        $476,085.21
---------------------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Distribution Amount                                     $1,252,031.61                          $1,252,031.61
---------------------------------------------------------------------------------------------------------------------------------
Class A-2 Principal Distribution Amount                                                          1,299,095.64      $1,299,095.64

---------------------------------------------------------------------------------------------------------------------------------
Class A-3 Principal Distribution Amount                                                                 $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                                                $1,252,031.61       $1,299,095.64      $2,551,127.25
---------------------------------------------------------------------------------------------------------------------------------

Certificate Insurer Reimbursement Amount                                            $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Reserve Account Deposit Amount                                                      $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Class R Certificate Distribution Amount                                        274,619.42          185,410.60        $460,030.02

---------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                          1,776,411.80        1,726,081.42      $3,502,493.22

---------------------------------------------------------------------------------------------------------------------------------

Servicing Fees Distributed                                                     $40,512.70          $33,881.15         $74,393.85
---------------------------------------------------------------------------------------------------------------------------------
Additional Certificate Allocation                                              113,359.17                            $113,359.17

---------------------------------------------------------------------------------------------------------------------------------
Liquidation Loan Loss Amount                                                        $0.00               $0.00              $0.00
---------------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 2 of  5)

Distribution Date:                                                                                                      12/15/97

Delinquency & REO Status

                                         Group I                           Group II                            Total
Delinquent 30-59 days*
          No. of                         1.20%                 16           0.88%             11        1.05%                 27
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                          1.02%        $501,253.38           1.22%     $48,548.38        1.11%        $982,801.76
Balances
---------------------------------------------------------------------------------------------------------------------------------

Delinquent 60-89 days*
          No. of                         0.07%                  1           0.08%              1        0.08%                  2
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                          0.06%         $29,600.00           0.12%     $46,495.35        0.09%         $76,095.35
Balances
---------------------------------------------------------------------------------------------------------------------------------

Delinquent 90+ days*
          No. of                         0.30%                  4           0.16%              2        0.23%                  6
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                          0.23%        $111,271.92           0.16%     $64,889.65        0.20%        $176,161.57
Balances
---------------------------------------------------------------------------------------------------------------------------------

*Delinquency Amount is all Active Accounts including REO, Foreclosed, and Bankrupt Accounts

REO
          No. of                         0.00%                  0           0.00%              0        0.00%                  0
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                          0.00%              $0.00           0.00%          $0.00        0.00%              $0.00
Balances
---------------------------------------------------------------------------------------------------------------------------------
         Delinquent 30-59 Days:
             No. of               0.00%                  0           0.00%              0               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 60-89 Days:
             No. of               0.00%                  0           0.00%              0               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------
         Delinquent 90+ Days:
             No. of               0.00%                  0           0.00%          $0.00               0.00%                  0
             Accounts
             --------------------------------------------------------------------------------------------------------------------
             Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
             Balances
             --------------------------------------------------------------------------------------------------------------------



Foreclosed
          No. of                   0.07%                  1           0.24%              3               0.15%                  4
Accounts
----------------------------------------------------------------------------------------------------------------------------------
          Trust                    0.03%         $14,749.04           0.28%    $111,385.00               0.14%        $126,134.04
Balances
----------------------------------------------------------------------------------------------------------------------------------
      Delinquent 30-59 Days:
          No. of             100.00%                  1           0.00%              0              25.00%                  1
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust              100.00%         $14,749.04           0.00%          $0.00              11.69%         $14,749.04
          Balances
          --------------------------------------------------------------------------------------------------------------------
      Delinquent 60-89 Days:
          No. of               0.00%                  0          33.33%              1              25.00%                  1
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust                0.00%              $0.00          41.74%     $46,495.35              36.86%         $46,495.35
          Balances
          --------------------------------------------------------------------------------------------------------------------
      Delinquent 90+Days:
          No. of               0.00%                  0          66.67%              2              50.00%                  2
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust                0.00%              $0.00          58.26%     $64,889.65              51.44%         $64,889.65
          Balances
          --------------------------------------------------------------------------------------------------------------------

Bankruptcy
          No. of                 0.22%                  3           0.32%              4               0.27%                  7
Accounts
--------------------------------------------------------------------------------------------------------------------------------
          Trust                  0.27%        $134,965.53           0.30%    $119,360.00               0.29%        $254,325.53
Balances
--------------------------------------------------------------------------------------------------------------------------------
     Delinquent 30-59 Days:
         No. of               0.00%                  0           0.00%              0               0.00%                  0
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
         Balances
         --------------------------------------------------------------------------------------------------------------------
     Delinquent 60-89 Days:
         No. of               0.00%                  0           0.00%              0               0.00%                  0
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
         Balances
         --------------------------------------------------------------------------------------------------------------------
     Delinquent 90+ Days:
         No. of              33.33%                  1           0.00%              0              14.29%                  1
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust               16.94%         $22,865.53           0.00%          $0.00               8.99%         $22,865.53
         Balances
         --------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 3 of  5)

Distribution Date:                                                                                                      12/15/97

                                                Group I                         Group II
                                                                                                                         Total
Beginning Trust Balance                         $48,615,236.28                 $40,657,377.14                $89,272,613.42
----------------------------------------------------------------------------------------------------------------------------
Ending Trust Balance                            $47,363,204.67                 $39,358,281.50                $86,721,486.17
----------------------------------------------------------------------------------------------------------------------------

Beginning Additional Balance                     $1,642,354.28                                                $1,642,354.28
----------------------------------------------------------------------------------------------------------------------------
Ending Additional Balance                        $1,840,620.46                                                $1,840,620.46
----------------------------------------------------------------------------------------------------------------------------

Beginning Total Balance                         $50,257,590.56                 $40,657,377.14                $90,914,967.70
----------------------------------------------------------------------------------------------------------------------------
Ending Total Balance                            $49,203,825.13                 $39,358,281.50                $88,562,106.63
----------------------------------------------------------------------------------------------------------------------------

Beginning Number of Accounts                              1367                           1280                          2647
----------------------------------------------------------------------------------------------------------------------------
Ending Number of Accounts                                 1336                           1247                          2583
----------------------------------------------------------------------------------------------------------------------------

Weighted Average Mortgage Interest Rate:               12.882%                        14.259%
----------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Interest Rate:           11.632%                        13.009%
----------------------------------------------------------------------------------------------
Weighted Average Term to Stated Maturity:
                                                        230.59                         123.79
----------------------------------------------------------------------------------------------
Book Value of REO Property                               $0.00                          $0.00                         $0.00
----------------------------------------------------------------------------------------------------------------------------

Reserve Account (as of Closing)

Beginning Reserve Account Balance                                                                             $8,325,000.00
----------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                                   $8,200,000.00
                        -------------------------------------------------------------------------------------------------
                        Cash                                                                                 $125,000.00
                        -------------------------------------------------------------------------------------------------
                        Investment Earnings                                                                              $547.10
                        ---------------------------------------------------------------------------------------------------------

Required Reserve Account Level                                                                                     $8,325,000.00
---------------------------------------------------------------------------------------------------------------------------------
                        Group I Req'd Reserve Amount (9.0% of Group I Original Balance)         $4,950,000.00
                        -------------------------------------------------------------------------------------------------
                        Group II Req'd Reserve Amount (7.5% of Group II Original Balance)                  $3,375,000.00
                        -------------------------------------------------------------------------------------------------

Available Funds Excess
                                                                                                                  460,030.03
-----------------------------------------------------------------------------------------------------------------------------
                        Group I Excess
                                                                                                              274,619.42
                        -------------------------------------------------------------------------------------------------
                        Group II Excess
                                                                                                              185,410.61
                        -------------------------------------------------------------------------------------------------

Application of Available Funds Excess to Reserve Account                                                             $0.00
---------------------------------------------------------------------------------------------------------------------------

Reserve Account Balance Prior to Release of Excess                                                           $8,325,547.10
---------------------------------------------------------------------------------------------------------------------------

Amount Released from Reserve Account due to Excess                                                                 $547.10
---------------------------------------------------------------------------------------------------------------------------

Ending Reserve Account Balance                                                                               $8,325,000.00
---------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                                   $8,200,000.00
                        -------------------------------------------------------------------------------------------------
                        Cash                                                                                 $125,000.00
                        -------------------------------------------------------------------------------------------------


Servicer Certificate (Page 4 of  5)

Distribution Date:                                                                                                      12/15/97

Insurance Policy Amounts

          Group I Insurance Policy Amounts
                       Class A-1/Group I Credit Enhancement Distribution Amount                                         $0.00
                       -------------------------------------------------------------------------------------------------------
                       Class A-1/Group I Deficiency Amount                                                              $0.00
                       -------------------------------------------------------------------------------------------------------
                       Class A-1/Group I Insured Payment                                                                $0.00
                       -------------------------------------------------------------------------------------------------------
                       Group I Available Amount                                                                 $1,953,517.31
                       -------------------------------------------------------------------------------------------------------
                       Group I Formula Distribution Amount                                                      $1,493,487.28
                       -------------------------------------------------------------------------------------------------------
                       Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                       -------------------------------------------------------------------------------------------------------

          Group II Insurance Policy Amounts
                       Group II Credit Enhancement Distribution Amount                                                  $0.00
                       -------------------------------------------------------------------------------------------------------
                       Group II Deficiency Amount                                                                       $0.00
                       -------------------------------------------------------------------------------------------------------
                       Group II Insured Payment                                                                         $0.00
                       -------------------------------------------------------------------------------------------------------
                       Group II Available Amount                                                                $1,993,755.20
                       -------------------------------------------------------------------------------------------------------
                       Group II Formula Distribution Amount                                                     $1,533,725.17
                       -------------------------------------------------------------------------------------------------------
                                     Class A-2 Formula Distribution Amount                   $1,455,129.34
                                     ----------------------------------------------------------------------
                                     Class A-3 Formula Distribution Amount                      $78,595.83
                                     ----------------------------------------------------------------------
                       Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                       -------------------------------------------------------------------------------------------------------


Investor Information
(As per $1,000.00 of Original Principal Amount)

Class A-1 Certificates
             Total Distribution                                                                                       $27.154314
             --------------------------------------------------------------------------------------------------------------------
             Amount of Principal                                                                                      $22.764211
             --------------------------------------------------------------------------------------------------------------------
             Amount of Prepayments Included in Above Amount                                                           $17.906352
             --------------------------------------------------------------------------------------------------------------------
             Amount of Interest                                                                                        $4.390103
             --------------------------------------------------------------------------------------------------------------------
             Class A-1 Pool Factor                                                                                   861.1491758
             --------------------------------------------------------------------------------------------------------------------

Beginning Class A-1 Certificate Principal Balance                                                                 $48,615,236.28
---------------------------------------------------------------------------------------------------------------------------------
Ending Class A-1 Certificate Principal Balance                                                                    $47,363,204.67
---------------------------------------------------------------------------------------------------------------------------------

Class A-2 Certificates
             Total Distribution                                                                                       $45.472792
             --------------------------------------------------------------------------------------------------------------------
             Amount of Principal                                                                                      $40.596739
             --------------------------------------------------------------------------------------------------------------------
             Amount of Prepayments Included in Above Amount                                                           $33.612021
             --------------------------------------------------------------------------------------------------------------------
             Amount of Interest                                                                                        $4.876053
             --------------------------------------------------------------------------------------------------------------------
             Class A-2 Pool Factor                                                                                   823.6962969
             --------------------------------------------------------------------------------------------------------------------

Beginning Class A-2 Certificate Principal Balance                                                              $27,657,377.14
------------------------------------------------------------------------------------------------------------------------------
Ending Class A-2 Certificate Principal Balance                                                                 $26,358,281.50
------------------------------------------------------------------------------------------------------------------------------



Class A-3 Certificates
            Total Distribution                                                                                        $6.045833
            --------------------------------------------------------------------------------------------------------------------
            Amount of Principal                                                                                       $0.000000
            --------------------------------------------------------------------------------------------------------------------
            Amount of Prepayments Included in Above Amount                                                            $0.000000
            --------------------------------------------------------------------------------------------------------------------
            Amount of Interest                                                                                        $6.045833
            --------------------------------------------------------------------------------------------------------------------
            Class A-3 Pool Factor                                                                                  1000.0000000
            --------------------------------------------------------------------------------------------------------------------

Beginning Class A-3 Certificate Principal Balance                                                           $13,000,000.00
---------------------------------------------------------------------------------------------------------------------------
Ending Class A-3 Certificate Principal Balance                                                              $13,000,000.00
---------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 5 of  5)

Distribution Date:                                                                                                      12/15/97


Capitalized Interest Account
                                                                                         Group I          Group II        Total
CIA Balance, last day of the preceding Collection Period (Letter of Credit)              $0.00               $0.00         $0.00
---------------------------------------------------------------------------------------------------------------------------------
Capitalized Interest deposit amount transferred to Certificate Account on remittance     $0.00               $0.00         $0.00
date
---------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Capitalized Interest Account                                       $0.00               $0.00         $0.00
---------------------------------------------------------------------------------------------------------------------------------



Pre-Funding Account
                                                                                         Group I          Group II        Total
Pre-Funding Account Balance, last day of the preceding Collection Period, including      $0.00               $0.00         $0.00
earnings
---------------------------------------------------------------------------------------------------------------------------------
Earnings on Eligible investments, preceding Collection Period, transferred to            $0.00               $0.00         $0.00
Certificate Account
---------------------------------------------------------------------------------------------------------------------------------
Withdrawals of Principal made on the most recent Subsequent Transfer Date                $0.00               $0.00         $0.00
---------------------------------------------------------------------------------------------------------------------------------
Pre-Funding principal in excess of Subsequent Receivables transferred to Certificate     $0.00               $0.00         $0.00
Account
---------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Pre-Funding Account                                                $0.00               $0.00         $0.00
---------------------------------------------------------------------------------------------------------------------------------


                                  Exhibit 99.3

              Monthly Certificateholder Statement on January 15, 1998

-----------------------------------------------------------------------------------------------------------------------------------
Irwin Home Equity Corporation

Mortgage Pass-Through Certificate Series 1997-1
P & S Agreement Date:June 1, 1997
Original Settlement Date:June 18, 1997
                                                                 Group I (HELOCs)     Group II (HELs)              Total
                                              Initial Balance      $35,644,500.89      $29,264,967.26     $64,909,468.15
                                              Loans Delivered
                                                   Balance of      $19,352,768.10      $15,733,869.82     $35,086,637.92
                                             Pre-Funded Loans
                                                        Total      $54,997,268.99      $44,998,837.08     $99,996,106.07
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
Servicer Certificate (Page 1 of 5)

Distribution Date:                                                                                                         1/15/98

Servicer's Remittance Amount
                                                                            Group I          Group II             Total
Interest Collections                                                         539,819.78          474,779.38       1,014,599.16
-------------------------------------------------------------------------------------------------------------------------------
Principal Collections                                                      1,348,304.90        1,155,517.51       2,503,822.41
-------------------------------------------------------------------------------------------------------------------------------
Reimbursement of Prior Month's Periodic Advances                            (269,311.51)         (18,294.57)       (287,606.08)
-------------------------------------------------------------------------------------------------------------------------------
Periodic Advances                                                            205,932.90           12,598.94        $218,531.84
-------------------------------------------------------------------------------------------------------------------------------
Compensating Interest                                                             $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Insurance Proceeds                                                                $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Loan Repurchase Price                                                             $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Substitution Adjustment                                                           $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Released Mortgage Property Proceeds                                               $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Net Liquidation Proceeds                                                          $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Account Investment Earnings                                           $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Pre-Funding Principal in excess of Subsequent Receivables                         $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
                  less:
                        Servicing Fee                                        $40,784.98          $33,891.85         $74,676.83
                        -------------------------------------------------------------------------------------------------------

Servicer Remittance Amount:                                                1,783,961.09         1,590,709.41     $3,374,670.50

-------------------------------------------------------------------------------------------------------------------------------

Net Foreclosure Profits                                                           $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------

Capitalized Interest Deposit Amount                                               $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------



Distributions

Certificate Insurance Policy Premium Amount                                   $7,893.87           $6,559.71         $14,453.58
-------------------------------------------------------------------------------------------------------------------------------
                        Premium Percentage                         0.20%
                        -------------------------------------------------

Trustee's Fee                                                                   $203.92             $169.46            $373.38
-------------------------------------------------------------------------------------------------------------------------------
                        Trustee Fee Percentage                    0.005%
                        -------------------------------------------------

Class A-1 Interest Distribution Amount                                      $258,372.86                            $258,372.86
-------------------------------------------------------------------------------------------------------------------------------
                        Class A-1 Certificate Rate               6.3350%
                        -------------------------------------------------
LIBOR                                                            6.1250%
-------------------------------------------------------------------------
Class A-2 Interest Distribution Amount                                                          $148,704.64        $148,704.64
-------------------------------------------------------------------------------------------------------------------------------
                        Class A-2 Certificate Rate               6.7700%
                        -------------------------------------------------
Class A-3 Interest Distribution Amount                                                           $78,595.83         $78,595.83
-------------------------------------------------------------------------------------------------------------------------------
                        Class A-3 Certificate Rate               7.2550%
                        -------------------------------------------------
Total Interest Distribution                                                 $258,372.86         $227,300.47        $485,673.33
-------------------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Distribution Amount                                   $1,348,304.90                          $1,348,304.90
-------------------------------------------------------------------------------------------------------------------------------
Class A-2 Principal Distribution Amount                                                        1,155,517.51      $1,155,517.51

-------------------------------------------------------------------------------------------------------------------------------
Class A-3 Principal Distribution Amount                                                               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                                              $1,348,304.90       $1,155,517.51      $2,503,822.41
-------------------------------------------------------------------------------------------------------------------------------

Certificate Insurer Reimbursement Amount                                          $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Reserve Account Deposit Amount                                                    $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------
Class R Certificate Distribution Amount                                      169,185.54         $201,162.26        $370,347.80

-------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                        1,783,961.09       $1,590,709.41      $3,374,670.50

-------------------------------------------------------------------------------------------------------------------------------

Servicing Fees Distributed                                                   $40,784.98          $33,891.85         $74,676.83
-------------------------------------------------------------------------------------------------------------------------------
Additional Certificate Allocation                                             96,213.59                             $96,213.59

-------------------------------------------------------------------------------------------------------------------------------
Liquidation Loan Loss Amount                                                      $0.00               $0.00              $0.00
-------------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 2 of  5)

Distribution Date:                                                                                                     1/15/98

Delinquency & REO Status

                                       Group I                            Group II                      Total
Delinquent 30-59 days*
          No. of                       0.69%                  9           0.99%             12          0.83%                 21
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.51%        $245,642.93           1.26%    $480,886.57          0.84%        $726,529.50
Balances
---------------------------------------------------------------------------------------------------------------------------------

Delinquent 60-89 days*
          No. of                       0.15%                  2           0.08%              1          0.12%                  3
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.23%        $108,750.00           0.18%     $67,000.00          0.20%        $175,750.00
Balances
---------------------------------------------------------------------------------------------------------------------------------

Delinquent 90+ days*
          No. of                       0.31%                  4           0.25%              3          0.28%                  7
Accounts
---------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.20%         $96,505.52           0.29%    $111,385.00          0.24%        $207,890.52
Balances
---------------------------------------------------------------------------------------------------------------------------------

*Delinquency Amount is all Active Accounts including REO, Foreclosed, and Bankrupt Accounts

REO
          No. of                      0.00%                  0           0.00%              0          0.00%                  0
Accounts
--------------------------------------------------------------------------------------------------------------------------------
          Trust                       0.00%              $0.00           0.00%          $0.00          0.00%              $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------
      Delinquent 30-59 Days:
          No. of               0.00%                  0           0.00%              0               0.00%                  0
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
          Balances
          --------------------------------------------------------------------------------------------------------------------
      Delinquent 60-89 Days:
          No. of               0.00%                  0           0.00%              0               0.00%                  0
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
          Balances
          --------------------------------------------------------------------------------------------------------------------
      Delinquent 90+ Days:
          No. of               0.00%                  0           0.00%          $0.00               0.00%                  0
          Accounts
          --------------------------------------------------------------------------------------------------------------------
          Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
          Balances
          --------------------------------------------------------------------------------------------------------------------



Foreclosed
          No. of            0.08%                  1           0.25%              3               0.16%                  4
Accounts
---------------------------------------------------------------------------------------------------------------------------
          Trust             0.06%         $29,600.00           0.41%    $158,495.35               0.22%        $188,095.35
Balances
---------------------------------------------------------------------------------------------------------------------------
    Delinquent 30-59 Days:
        No. of               0.00%                  0           0.00%              0               0.00%                  0
        Accounts
        --------------------------------------------------------------------------------------------------------------------
        Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
        Balances
        --------------------------------------------------------------------------------------------------------------------
    Delinquent 60-89 Days:
        No. of               0.00%                  0          33.33%              1              25.00%                  1
        Accounts
        --------------------------------------------------------------------------------------------------------------------
        Trust                0.00%              $0.00          42.27%     $67,000.00              35.62%         $67,000.00
        Balances
        --------------------------------------------------------------------------------------------------------------------
    Delinquent 90+ Days:
        No. of             100.00%                  1          66.67%              2              75.00%                  3
        Accounts
        --------------------------------------------------------------------------------------------------------------------
        Trust              100.00%         $29,600.00          57.73%     $91,495.35              64.38%        $121,095.35
        Balances
        --------------------------------------------------------------------------------------------------------------------

Bankruptcy
          No. of           0.46%                  6           0.41%              5               0.44%                  1
Accounts
--------------------------------------------------------------------------------------------------------------------------
          Trust            0.47%        $225,947.25           0.34%    $131,337.86               0.41%        $357,285.11
Balances
--------------------------------------------------------------------------------------------------------------------------
     Delinquent 30-59 Days:
         No. of               0.00%                  0           0.00%              0               0.00%                  0
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
         Balances
         --------------------------------------------------------------------------------------------------------------------
     Delinquent 60-89 Days:
         No. of               0.00%                  0           0.00%              0               0.00%                  0
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust                0.00%              $0.00           0.00%          $0.00               0.00%              $0.00
         Balances
         --------------------------------------------------------------------------------------------------------------------
     Delinquent 90+ Days:
         No. of              16.67%                  1          20.00%              1              18.18%                  2
         Accounts
         --------------------------------------------------------------------------------------------------------------------
         Trust               10.12%         $22,865.53          15.14%     $19,889.65              11.97%         $42,755.18
         Balances
         --------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 3 of  5)

Distribution Date:                                                                                                      1/15/98

                                                Group I                         Group II                     Total

Beginning Trust Balance                         $47,363,204.67                 $39,358,281.50                $86,721,486.17
----------------------------------------------------------------------------------------------------------------------------
Ending Trust Balance                            $46,014,899.77                 $38,202,763.99                $84,217,663.76
----------------------------------------------------------------------------------------------------------------------------

Beginning Additional Balance                     $1,840,620.46                                                $1,840,620.46
----------------------------------------------------------------------------------------------------------------------------
Ending Additional Balance                        $2,037,470.78                                                $2,037,470.78
----------------------------------------------------------------------------------------------------------------------------

Beginning Total Balance                         $49,203,825.13                 $39,358,281.50                $88,562,106.63
----------------------------------------------------------------------------------------------------------------------------
Ending Total Balance                            $48,052,370.55                 $38,202,763.99                $86,255,134.54
----------------------------------------------------------------------------------------------------------------------------

Beginning Number of Accounts                              1336                           1247                          2583
----------------------------------------------------------------------------------------------------------------------------
Ending Number of Accounts                                 1304                           1213                          2517
----------------------------------------------------------------------------------------------------------------------------

Weighted Average Mortgage Interest Rate:               12.863%                        14.251%
----------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Interest Rate:           11.613%                        13.001%
----------------------------------------------------------------------------------------------
Weighted Average Term to Stated Maturity:
                                                        229.63                         122.79
----------------------------------------------------------------------------------------------
Book Value of REO Property                               $0.00                          $0.00                         $0.00
----------------------------------------------------------------------------------------------------------------------------

Reserve Account (as of Closing)

Beginning Reserve Account Balance                                                                             $8,325,000.00
------------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                                   $8,200,000.00
                        -------------------------------------------------------------------------------------------------
                        Cash                                                                                 $125,000.00
                        -------------------------------------------------------------------------------------------------
                        Investment Earnings                                                                          $577.04
                        ------------------------------------------------------------------------------------------------------

Required Reserve Account Level                                                                                 $8,325,000.00
-----------------------------------------------------------------------------------------------------------------------------
                        Group I Req'd Reserve Amount (9.0% of Group I Original Balance)                    $4,950,000.00
                        -------------------------------------------------------------------------------------------------
                        Group II Req'd Reserve Amount (7.5% of Group II Original Balance)                  $3,375,000.00
                        -------------------------------------------------------------------------------------------------

Available Funds Excess
                                                                                                                   370,347.79
------------------------------------------------------------------------------------------------------------------------------
                        Group I Excess
                                                                                                              169,185.54
                        -------------------------------------------------------------------------------------------------
                        Group II Excess
                                                                                                              201,162.25
                        -------------------------------------------------------------------------------------------------

Application of Available Funds Excess to Reserve Account                                                                 $0.00
-------------------------------------------------------------------------------------------------------------------------------

Reserve Account Balance Prior to Release of Excess                                                               $8,325,577.04
-------------------------------------------------------------------------------------------------------------------------------

Amount Released from Reserve Account due to Excess                                                                      $577.04
-------------------------------------------------------------------------------------------------------------------------------

Ending Reserve Account Balance                                                                                    $8,325,000.00
-------------------------------------------------------------------------------------------------------------------------------
                        Letter of Credit                                                                   $8,200,000.00
                        -------------------------------------------------------------------------------------------------
                        Cash                                                                                 $125,000.00
                        -------------------------------------------------------------------------------------------------


Servicer Certificate (Page 4 of  5)

Distribution Date:                                                                                                     1/15/98

Insurance Policy Amounts

           Group I Insurance Policy Amounts
                        Class A-1/Group I Credit Enhancement Distribution Amount                                         $0.00
                        -------------------------------------------------------------------------------------------------------
                        Class A-1/Group I Deficiency Amount                                                              $0.00
                        -------------------------------------------------------------------------------------------------------
                        Class A-1/Group I Insured Payment                                                                $0.00
                        -------------------------------------------------------------------------------------------------------
                        Group I Available Amount                                                                 $1,977,025.55
                        -------------------------------------------------------------------------------------------------------
                        Group I Formula Distribution Amount                                                      $1,606,677.76
                        -------------------------------------------------------------------------------------------------------
                        Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                        -------------------------------------------------------------------------------------------------------

           Group II Insurance Policy Amounts
                        Group II Credit Enhancement Distribution Amount                                                  $0.00
                        -------------------------------------------------------------------------------------------------------
                        Group II Deficiency Amount                                                                       $0.00
                        -------------------------------------------------------------------------------------------------------
                        Group II Insured Payment                                                                         $0.00
                        -------------------------------------------------------------------------------------------------------
                        Group II Available Amount                                                                $1,753,165.77
                        -------------------------------------------------------------------------------------------------------
                        Group II Formula Distribution Amount                                                     $1,382,817.98
                        -------------------------------------------------------------------------------------------------------
                                      Class A-2 Formula Distribution Amount                   $1,304,222.15
                                      ----------------------------------------------------------------------
                                      Class A-3 Formula Distribution Amount                      $78,595.83
                                      ----------------------------------------------------------------------
                        Amount to be withdrawn from the Reserve Account per 6.4(d) of P&S                                $0.00
                        -------------------------------------------------------------------------------------------------------


Investor Information
(As per $1,000.00 of Original Principal Amount)

Class A-1 Certificates
            Total Distribution                                                                                       $29.212323
            --------------------------------------------------------------------------------------------------------------------
            Amount of Principal                                                                                      $24.514635
            --------------------------------------------------------------------------------------------------------------------
            Amount of Prepayments Included in Above Amount                                                           $18.090928
            --------------------------------------------------------------------------------------------------------------------
            Amount of Interest                                                                                        $4.697688
            --------------------------------------------------------------------------------------------------------------------
            Class A-1 Pool Factor                                                                                   836.6345413
            --------------------------------------------------------------------------------------------------------------------

Beginning Class A-1 Certificate Principal Balance                                                                 $47,363,204.67
---------------------------------------------------------------------------------------------------------------------------------
Ending Class A-1 Certificate Principal Balance                                                                    $46,014,899.77
---------------------------------------------------------------------------------------------------------------------------------

Class A-2 Certificates
           Total Distribution                                                                                       $40.756942
           --------------------------------------------------------------------------------------------------------------------
           Amount of Principal                                                                                      $36.109922
           --------------------------------------------------------------------------------------------------------------------
           Amount of Prepayments Included in Above Amount                                                           $28.733323
           --------------------------------------------------------------------------------------------------------------------
           Amount of Interest                                                                                        $4.647020
           --------------------------------------------------------------------------------------------------------------------
           Class A-2 Pool Factor                                                                                   787.5863747
           --------------------------------------------------------------------------------------------------------------------

Beginning Class A-2 Certificate Principal Balance                                                               $26,358,281.50
------------------------------------------------------------------------------------------------------------------------------
Ending Class A-2 Certificate Principal Balance                                                                   $25,202,763.99
------------------------------------------------------------------------------------------------------------------------------



Class A-3 Certificates
           Total Distribution                                                                                        $6.045833
           --------------------------------------------------------------------------------------------------------------------
           Amount of Principal                                                                                       $0.000000
           --------------------------------------------------------------------------------------------------------------------
           Amount of Prepayments Included in Above Amount                                                            $0.000000
           --------------------------------------------------------------------------------------------------------------------
           Amount of Interest                                                                                        $6.045833
           --------------------------------------------------------------------------------------------------------------------
           Class A-3 Pool Factor                                                                                  1000.0000000
           --------------------------------------------------------------------------------------------------------------------

Beginning Class A-3 Certificate Principal Balance                                                              $13,000,000.00
------------------------------------------------------------------------------------------------------------------------------
Ending Class A-3 Certificate Principal Balance                                                                 $13,000,000.00
------------------------------------------------------------------------------------------------------------------------------


Servicer Certificate (Page 5 of  5)

Distribution Date:                                                                                                      1/15/98


Capitalized Interest Account
                                                                                            Group I      Group II       Total
CIA Balance, last day of the preceding Collection Period (Letter of Credit)                 $0.00           $0.00        $0.00
-------------------------------------------------------------------------------------------------------------------------------
Capitalized Interest deposit amount transferred to Certificate Account on remittance        $0.00           $0.00        $0.00
date
-------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Capitalized Interest Account                                          $0.00           $0.00        $0.00
-------------------------------------------------------------------------------------------------------------------------------



Pre-Funding Account
                                                                                            Group I      Group II       Total
Pre-Funding Account Balance, last day of the preceding Collection Period, including         $0.00           $0.00        $0.00
earnings
-------------------------------------------------------------------------------------------------------------------------------
Earnings on Eligible investments, preceding Collection Period, transferred to               $0.00           $0.00        $0.00
Certificate Account
-------------------------------------------------------------------------------------------------------------------------------
Withdrawals of Principal made on the most recent Subsequent Transfer Date                   $0.00           $0.00        $0.00
-------------------------------------------------------------------------------------------------------------------------------
Pre-Funding principal in excess of Subsequent Receivables transferred to Certificate        $0.00           $0.00        $0.00
Account
-------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Pre-Funding Account                                                   $0.00           $0.00        $0.00
-------------------------------------------------------------------------------------------------------------------------------




